UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                               FORM 8-K

                            CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)         November 11, 2003

                     OPT-Sciences Corporation
               (Exact name of registrant as specified in its charter)

New Jersey                      0-1455                          21-0681502
(State or other jurisdiction (Commission                     (IRS Employer
of incorporation)             File Number)              Identification No.)

1912 Bannard Street          Riverton, New Jersey                    08077
(Address of principal executive offices)

Registrant's telephone number, including the area code        856-829-2800



(Former name or former address, if changed since last report)





























           FORM 8-KSB FOR OPT-SCIENCES CORPORATION


Effective October 30, 2003,  Mayer, Shanzer and Mayer, P.C.
("MSM") resigned as external auditors of our Company.  On
November 11, 2003, our Company through its Audit Committee executed an engagement letter with Goff, Backa, Alfera &
Company, LLC ("GBA") to become the external auditors of our Company for the fiscal year ended November 1, 2003.

The independent auditors' reports of MSM on the financial statements of our Company during the two most recent fiscal years ended November 2, 2002 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During our two most recent fiscal years and through November 1, 2003, we had no disagreement with MSM on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which, if not resolved to the satisfaction of MSM, would have caused it to make a reference to the subject matter of the disagreement in connection with its reports.

During our two most recent fiscal years and through November 1, 2003, there have been no "reportable events" as defined in Item 304(a)(1)(v) of Regulation S-K.

We have provided MSM with a copy of this disclosure, and we requested that MSM furnish us with a letter addressed to the Securities and Exchange Commission ("SEC"), stating whether it agrees with the above statements. A copy of MSM's letter to the SEC, dated October 30, 2003 , is filed as Exhibit 16.1 to this Form 8-KSB.
































October 30, 2003

Securities and Exchange Commission
             and

Mr. Anderson McCabe, President
OPT Sciences Corporation
1912 Bannard Street
Riverton, NJ 08077

Dear Andy,

Effective October 30, 2003, we will cease our services as your auditing firm.
We
have reached this decision reluctantly and after substantial deliberation because we have decided to no longer provide audit services to publicly held companies.

We are not aware of any substantial accounting matters that remain unresolved at this time as stated in the 8K filing.

Please send us a letter authorizing us to make disclosures to your new accountants. Without such a letter, we are ethically prohibited from communicating with others regarding your company's affairs.

We look forward to helping you make a smooth transition to your new auditing firm.


Very truly yours,
MAYER, SHANZER & MAYER, P. C.

by
     Bruce W. Shanzer, CPA
















November 3, 2003


Audit Committee
Board of Directors
OPT-Sciences Corporation
1912 Bannard Street
PO Box 221
Riverton, NJ 08077

Dear Sir/Madam:

This letter of arrangement between OPT-Sciences Corporation (OPT-Sciences) and Goff Backa Alfera & Company, LLC sets forth the nature and scope of the services we will provide, the Company's required involvement and assistance in support of our services, the related fee arrangements and other terms and conditions designed to assure that our professional services are performed to achieve the mutually agreed upon objectives of OPT-Sciences and Goff Backa Alfera & Company, LLC.


SUMMARY OF SERVICES

We will audit the consolidated balance sheet of OPT-Sciences as of November 1, 2003, and the related consolidated statements of operations, stockholders' equity and cash flows for the fiscal year then ended in accordance with U.S. Generally Accepted Auditing Standards.

The objective of our audit is the expression of an opinion as to whether your financial statements are fairly presented, in all material respects, in conformity with U.S. Generally Accepted Accounting Principles. Our audit will be conducted in accordance with U.S. generally accepted auditing standards, and will include tests of your accounting records and other procedures we consider necessary to enable us to express such an opinion. If our opinion is other than unqualified, we will discuss the reasons with you in advance. If, for any reason, we are unable to complete the audit or are unable to form or have not formed an opinion, we may decline to express an opinion or to issue a report as a result of this engagement.

In conjunction with your annual audit, we will perform a review of the Company's unaudited consolidated quarterly financial statements and related data for the quarters ending January 31, 2004, May 1, 2004, July 31, 2004, and October 31, 2004. These
reviews, which are substantially less in scope than an audit, will be conducted in accordance with standards established by the American Institute of Certified Public Accountants and specifically Statement on Accounting Standards #71. We will report to you in writing on the results of our review. From time to time, we also will report any additional observations arising from our review that we believe are appropriate for your consideration. We also will read the other information included in the annual report to shareholders and consider whether such information, including the manner of its presentation, is materially inconsistent with information appearing in the financial statements.

As you know, to comply with Securities and Exchange Commission rules, the Company's Form 10-K for the fiscal year ending November 1, 2003, should include Goff Backa Alfera & Company, LLC's reports on its audit of the consolidated balance sheet of the Company as of November 1, 2003, and the related consolidated statements of operations, shareholders' equity, and cash flows for the year then ended, and related financial statement schedules. However, before we can give permission to such use of our report, we are required by U.S. Generally Accepted Auditing Standards to read the Form 10-K and any documents incorporated by reference therein, and to perform certain other procedures.

OPT-Sciences may wish to include these financial statements in a future registration statement filed under the Securities Act of 1933 or in some other offering at some future date. Since such participation was not contemplated at the time of this audit, this would constitute a new engagement and, accordingly, you agree that the aforementioned financial statements and our audit report, or reference to our Firm, will not be included in any such offering without our prior written permission.

Management is responsible for making all financial records and related information available to us and for the accuracy and completeness of that information. We will advise you about appropriate accounting principles and their application, but the responsibility for the financial statements remains with you. This responsibility includes the selection and application of accounting principles, and the safeguarding of assets. You are responsible for adjusting the financial statements to correct material misstatements and for confirming to us in the management representation letter that the effects of any uncorrected misstatements aggregated by us during the current engagement and pertaining to the latest period presented are immaterial, both individually and in the aggregate, to the financial statements taken as a whole. You are responsible for identifying and ensuring that the entity complies with applicable laws and regulations.

Any additional services that you may request outside the scope of this letter, and that we agree to provide, will be the subject of separate written arrangements.


YOUR EXPECTATIONS

As part of our preliminary planning process, we will meet with you to discuss your expectations of Goff Backa Alfera & Company, LLC, your concerns about your business, changes in your business and industry, your views on risks facing you, any relationship issues with Goff Backa Alfera & Company, LLC, and specific engagement arrangements and timing. Our service plan, which includes our audit plan, is designed to provide a foundation for an effective, efficient, and quality-focused approach to accomplish the engagement objectives and meet and/or exceed your expectations. Our service plan will be reviewed with you periodically and will serve as a benchmark to measure our performance.


TERMS AND CONDITIONS SUPPORTING OUR FEE ESTIMATE

As a result of our planning process, OPT-Sciences and Goff Backa
Alfera & Company, LLC have agreed to a fee, subject to the following conditions.

To facilitate meeting our mutual objectives, OPT-Sciences will provide, in a timely manner, audit schedules and supporting information, including timely communication of all significant accounting and financial reporting matters, as well as working space and clerical assistance as mutually agreed upon and as is normal and reasonable in the circumstances. Upon acceptance, we will provide OPT-Sciences with a list of information we require on a quarterly and annual basis. When and if for any reason OPT-Sciences is unable to provide such schedules, information and assistance, Goff Backa Alfera & Company, LLC and OPT-Sciences will mutually revise the fee to reflect additional services, if any, required by GBAC to achieve these objectives. Such revisions will be set forth in the form of the attached "Amendment to Letter of Arrangement."

In providing our services, we will consult with OPT-Sciences with respect to matters of accounting, financial reporting, tax or other significant business issues. Accordingly, time necessary to affect a reasonable amount of such consultation is reflected in our fee. However, should a matter require research, consultation or audit work beyond that amount, Goff Backa Alfera & Company, LLC and OPT-Sciences will agree to an appropriate revision in services and fee. Such revisions will also be set forth in the form of the attached "Amendment to Letter of Arrangement."

Except for any changes in fees, which may result from the circumstances described above, our fees will be limited to those set forth below.


FEE

Our fees, plus out-of-pocket expenses, for the services described above are set forth in Attachment A, and are subject to the terms and conditions above.


LIMITATIONS OF THE AUDITING PROCESS

Our audit will include procedures designed to obtain reasonable assurance of detecting misstatements due to errors or fraud that are material to the financial statements. As you are aware, however, there are inherent limitations in the auditing process. For example, audits are based on the concept of selective testing of the data being examined and are, therefore, subject to the limitation that misstatements due to errors or fraud, if they exist, may not be detected. Also, because of the characteristics of fraud, including attempts at concealment through collusion and forgery, a properly designed and executed audit may not detect a material misstatement due to fraud.

Similarly, in performing our audit we will be aware of the possibility that illegal acts may have occurred. However, it should be recognized that our audit provides no assurance that illegal acts generally will be detected and only reasonable assurance that illegal acts having a direct and material effect on the determination of financial statement amounts will be detected. We will inform you with respect to material errors and fraud, or illegal acts that come to our attention during the course of our audit.


RESPONSIBILITIES AS TO INTERNAL CONTROL

As a part of our audit, we will consider OPT-Sciences' system of internal control, as required by U.S. Generally Accepted Auditing Standards, sufficient to plan the audit and to determine the nature, timing, and extent of auditing procedures necessary for expressing our opinion concerning the financial statements. You recognize that the financial statements and the establishment and maintenance of effective internal control over financial reporting are the responsibility of management. Appropriate supervisory review procedures are necessary to provide reasonable assurance that adopted policies and prescribed procedures are adhered to and to identify errors and fraud or illegal acts. An audit is not designed to provide assurance on internal control. As part of our consideration of OPT-Sciences' system of internal control, however, we will inform you of matters that come to our attention that represent significant deficiencies in the design or operation of the system of internal control.

We are prepared at your request to perform a more in-depth assessment of OPT-Sciences' system of internal control, and report our findings and recommendations, or to conduct an examination engagement on the effectiveness of its internal control. We would be pleased to discuss fees for these services, which depend on their scope and compliance with current SEC rules and regulations.


REPRESENTATION FROM MANAGEMENT

Management is responsible for the fair presentation of the financial statements in conformity with U.S. Generally Accepted Accounting Principles and in compliance with current SEC rules and regulations, for making all financial records and related information available to us, and for identifying and ensuring that the entity complies with the laws and regulations applicable to its activities. At the conclusion of the engagement, OPT-Sciences management will provide to us a representation letter that, among other things, addresses these matters and confirms certain representations made during the audit, including, to the best of their knowledge and belief, the absence of fraud involving management or those employees who have significant roles in OPT-Sciences system of internal control, or others where it could have a material effect on the financial statements.

ELECTRONIC FILINGS WITH THE SEC

With regard to electronic filings, such as in connection with the SEC's Electronic Data Gathering, Analysis, and Retrieval ("EDGAR") system, you agree that before filing any document in electronic format with the SEC or others with which we are associated, you will advise us of the proposed filing and we will provide you with a signed copy of our report(s), consent(s), and/or any other relevant document. These manually signed documents will serve to authorize the use of our name prior to any electronic transmission by you.
For our files, you will provide to us a complete copy of the document as accepted by EDGAR or others.


COMMUNICATIONS

At the conclusion of the engagement, we will provide management, in a mutually agreeable format, our recommendations designed to help the Company make improvements in its internal control and operations, and other matters that may come to our attention (see
"Responsibilities as to Internal Control" above).

As part of this engagement we will ensure that certain additional matters are communicated to the appropriate members of management and the audit committee. Such matters include (1) the initial selection of any changes in significant accounting policies and their application; (2) the process used by management in formulating particularly sensitive accounting estimates and the basis for our conclusions regarding the reasonableness of those estimates; (3) audit adjustments that could, in our judgment, either individually or in the aggregate, have a significant effect on your financial reporting process; (4) any disagreements with management, whether or not satisfactorily resolved, about matters that individually or in the aggregate could be significant to the financial statements or our report; (5) our views about matters that were the subject of management's consultation with other accountants about auditing and accounting matters; (6) major issues that were discussed with management in connection with the retention of our services, including, among other matters, any discussions regarding the application of accounting principles, SEC rules and regulations, and auditing standards; and (7) any serious difficulties that we encountered in dealing with management related to the performance of the audit; (8) total fees for management advisory services during the year under audit, including a description of the types of such services rendered: and (9) our independence.

As part of our ongoing process of assessing the quality of our services, you may receive questionnaires from us and/or visits from senior partners not directly involved in providing services to you. We appreciate the attention that you give to these and value your commentary. Additionally, if you have questions or concerns about our services, you may contact any of the Firm's partners assigned to the engagement.

ACCESS TO WORKING PAPERS

The working papers for this engagement are the property of Goff Backa Alfera & Company, LLC and constitute confidential information. Except as discussed below, any requests for access to our working papers will be discussed with you prior to making them available to requesting parties.

Our Firm, as well as all other accounting firms, participates in a "peer review" program, covering our audit and accounting practices. This program requires that once every three years we subject our quality assurance practices to an examination by another accounting firm. As part of the process, the other firm will review a sample of our work. It is possible that the work we perform for you will be selected by the other firm for their review. If selected, they are bound by professional standards to keep all information confidential.


SUBPOENAS

In the event we are requested or authorized by you or required by government regulation, subpoena, or other legal process to produce our working papers or our personnel as witnesses with respect to our engagement for you, you will, so long as we are not a party to the proceeding in which the information is sought, reimburse us for our professional time and expenses, as well as the fees and expenses of our counsel, incurred in responding to such a request.


If the foregoing is in accordance with your understanding, please sign the copy of this letter in the space provided and return it to us. If you have any questions, please call Robert
H. Krebs or Daniel K. Goff at (412) 885-5045.




GOFF BACKA ALFERA & COMPANY, LLC.   By:


Robert H. Krebs, CPA

RESPONSE:

This letter correctly sets forth the understanding of OPT-Sciences.



_________________________________               ___________________
Chairman, Audit Committee               Date



Attachments


AMENDMENT TO LETTER OF ARRANGEMENTS


October 7, 2003


Audit Committee
Board of Directors
OPT-Sciences, Corporation
1912 Bannard Street
PO Box 221
Riverton, NJ  08077

Dear Sir/Madam:

The letter of arrangement dated October 7, 2003, between Goff Backa Alfera & Company, LLC and OPT-Sciences Corporation is hereby amended to reflect the following:

                        Estimated
Description of/Causes for Amendment
Fees Impact

                         $

          Total this amendment
___________

          Previous fee estimate      ___________

          Revised fee estimate     $


Please sign the copy of this letter in the space provided and return it to us. If you should have any questions, please call
Robert H. Krebs at (412) 885-5045.

Very truly yours,


________________________________________
Submitted By


________________________________________
____________________
Accepted By
Date


________________________________________
Title


            Attachment A



FEE SUMMARY FOR SERVICE YEARS ENDING NOVEMBER 1, 2003 AND 2004


Audit of OPT-Sciences Corporation and subsidiaries as of
 November 1, 2003 and 2004                 $   10,000/year

Quarterly review of unaudited financial statements (4)
$     2,000/quarter

Review of Predecessor  Work papers and Files      $    1,000 (initial
year only)

Expenses (estimate)
$    1,000


?     INVOICE AND PAYMENT SCHEDULE

Upon Acceptance (10% retainer)     $    1,000


     Additional invoices will be issued semi-monthly for progress billings relating to work completed. Invoices rendered are due and payable upon receipt. Out-of-pocket expenses, if incurred, will be added to each invoice as incurred.